SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 18, 1995

                            OUTLET CENTRE PARTNERS
                     -----------------------------------
                           Exact Name of Registrant


Illinois                                     0-16717
---------------------------                  ----------------------
State or other jurisdiction                  Commission file number
of organization


2355 Waukegan Road
Suite A200
Bannockburn, Illinois                        36-3498737
--------------------------                   ---------------------
Address of principal                         I.R.S. Employer
executive offices                            Identification
                                             Number

60015
---------------------------
Zip Code

             Registrant's telephone number, including area code:
                                (708) 267-1600
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------

Effective October 18, 1995, Outlet Centre Partners (the "Registrant") has terminated its audit agreement with Arthur Andersen LLP to act as the Registrant's independent accounting firm and has engaged Coopers & Lybrand LLP as its new independent accounting firm. The report of Arthur Andersen LLP on the financial statements of the Registrant in the past two years did not contain any adverse opinion or any disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. There existed no disagreements relating to any matter of accounting principles or practices, financial statement disclosures, auditing scope and procedures or compliance with applicable rules which resulted in the termination of Arthur Andersen LLP as the Registrant's independent accounting firm. The decision to change accounting firms was approved by the General Partner of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     (A)  FINANCIAL STATEMENTS:

          None

     (B)  PRO FORMA FINANCIAL INFORMATION:

          None

     (C)  EXHIBITS:

          (16) Letter from Arthur Andersen LLP dated October 18,
               1995 regarding the change in the Registrant's certifying accountant.



No information is required under Items 1, 2, 3, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OUTLET CENTRE PARTNERS

                              By:  Balcor Partners-XXII,
                                   an Illinois general
                                   partnership, its general
                                   partner

                              By:  The Balcor Company,
                                   a Delaware corporation,
                                   a partner


                              By: /s/ Jerry M. Ogle
                                 -------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary


Dated: October 18, 1995
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